UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 30, 2009

CABLEVISION SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CSC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046 (Commission File Number)	11-2776686 (IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York (Address of principal executive offices)	11714 (Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

On July 30, 2009, the Registrants announced their financial results for the quarter ended June 30, 2009.  A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01       Other Events

On July 30, 2009, Cablevision Systems Corporation announced that its Board of Directors authorized moving forward with a spin-off of the Madison Square Garden business to Cablevision stockholders. A copy of the press release containing the announcement is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01       Financial Statement and Exhibits

(d) Exhibits.

99.1 Earnings Press Release dated July 30, 2009.

99.2 Press Release dated July 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)

By:	/s/ Wm. Keith Harper
	Name:	Wm. Keith Harper
	Title:	Senior Vice President and Controller and Principal Accounting Officer

Dated:  July 31, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, INC.
(Registrant)

By:	/s/ Wm. Keith Harper
	Name:	Wm. Keith Harper
	Title:	Senior Vice President and Controller and Principal Accounting Officer

Dated:  July 31, 2009